 Exhibit 99.2

Third Quarter 2009
Financial Review
October 21, 20091

1   Updated as of 11/9/09 to reflect completion of goodwill impairment testing, which indicated no charge for 3Q09

One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Forward-Looking Statements
and Non-GAAP Financial Information

We caution you that this presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including certain plans, expectations, goals, projections, and statements, which are subject to numerous assumptions, risks, and uncertainties.  The use of words such as "anticipates", "estimates", "expects",
“illustrates”, "intends", "plans", and "believes", among others, generally identify forward-looking statements.  However, these words are not the exclusive means of identifying such statements.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.

Actual results could differ materially from those contained or implied by such statements for a variety of factors including: ability to maintain required capital levels (including whether or not existing dividends are paid or suspended) and adequate sources of funding and liquidity; loan deterioration could be worse than expected due to a number of factors such as the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be worse than expected; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; and the nature, extent, and timing of governmental actions and reforms, including existing and potential future restrictions and limitations imposed in connection with the Troubled Asset Relief Program’s voluntary
Capital Purchase Plan or otherwise under the Emergency Economic Stabilization Act of 2008.

Additional factors that could cause results to differ materially from those described above can be found in TSFG’s 2008 Annual Report on Form 10-K and 9/30/09 Quarterly Report on Form 10-Q, including in the discussion under "Risk Factors", and documents subsequently filed by TSFG with the
Securities and Exchange Commission.

Reference is made to TSFG’s reports filed with the Securities and Exchange Commission for a discussion of factors that may cause such differences to occur. TSFG undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after today’s presentation.

This presentation contains certain non-GAAP measures, such as results excluding the impact of certain nonoperating items. TSFG management uses these non-GAAP, or operating measures, in its analysis of TSFG’s performance. TSFG believes presentations of financial measures excluding the impact of certain items provide useful supplemental information and better reflect its core operating activities. Management uses operating measures, in particular, to analyze on a consistent basis and over a longer period of time, the performance of which it considers to be its core operations.
Operating measures adjust GAAP information to exclude the effects of nonoperating items, such as gains or losses on certain asset sales, early extinguishment of debt, employment contract buyouts, impairment charges, and other nonoperating expenses.

The limitations associated with utilizing operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and different companies might calculate these measures differently. Management compensates for these limitations by providing detailed reconciliations between GAAP and operating measures. These disclosures should not be considered an alternative to GAAP results. A reconciliation of GAAP results and non-GAAP measures is provided in the Quarterly Financial Data Supplement on our web site,
www.thesouthgroup.com, in the Investor Relations section under Quarterly Results.

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

3Q09 Financial Overview

Net loss available to common shareholders of $(340.8) million, or $(1.95) per diluted share

Recognized a $200 million non-cash charge to establish a deferred tax asset valuation allowance, which decreased tangible common equity but does not impact TSFG’s regulatory capital

Continued aggressive actions in addressing credit issues

Nonperforming loan balances declined to $432 million (down 7% LQ) with NPAs down 3%

Accelerated sale of problem loans, with sales proceeds of approximately $83 million on unpaid principal balance of $163 million

NCOs increased to $169 million (up $48 million LQ); includes $60 million related to accelerated 3Q09 sales and resolutions of problem loans

Loan loss reserve increased to 3.89% of total loans (up from 3.11% at 6/30); provision exceeded NCOs by $56 million

Continued reductions of non-core loans (down $295 million LQ or $1.1 billion YTD)

Period-end core deposit growth of 4.1% LQ (growth in each of the last 4 quarters)

Execution of capital plan raising a net $280 million in Tier 1 common since mid-June

Net interest margin 2.93%, down 3 bps LQ, primarily due to proactive liquidity positioning

Continued reductions in controllable operating noninterest expenses, excluding credit-related expenses and FDIC, down $5.3 million, or 6.9% LQ

Operating pre-tax, pre-provision income, excluding gains/losses on nonmortgage loans held for sale and losses on OREO, of $22.1 million, compared to $23.2 million for 2Q09

Period-end common shares increased to 215.4 million due to the issuance of 55 million shares associated with capital actions

ONE
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THE SOUTH | FINANCIAL GROUP

June 2009 Capital Plan: Update

         85

Pre-plan Shares O/S (6/18/09)

tbd

Approx. $20 -
$30 million

tbd

Exchange Common for Hybrid
Securities

Completed 9/09 with 95% exchanged

$ 91 (gross)

$ 90 (net)

         21

Public Tender for Mandatory
Convertible Exchange

Announced range $300-$315 million
(gross)

$287 (gross)

$280 (net)

130

Steps Completed - 9/30/091

215

--

         24

         85

Common
Shares
Issued
(in millions)

Common
Shares
Issued
 (In millions)

API 7/09 ($3.1 million); Koss Olinger
9/09 ($3.3 million); Merchant
processing 9/09 ($9.9 million)

$ 16

Sale of Ancillary Businesses

Completed 6/09; automatically
converted to common upon shareholder
approval in 9/09

$ 94.5

Privately negotiated Mandatory
Convertible Exchange

Common Shares O/S (9/30/09)

$75 million 6/09 and $10 million 7/09
(underwriters’ over-allotment)

$ 85 (gross)

$ 80 (net)

Common Equity Issuance

   Tier 1

Common

   Impact
 ($ in millions)

Status/Timing

Description

1

2

3

4

5

1 Additional Capital Actions (not included above)

Preferred dividend savings of ~ $35 million for Mandatory Convertible Preferred Stock exchanges

Common dividend savings of ~ $11 million (through 2010) from elimination of $0.01 quarterly cash dividend

Reduction in non-core loans of approximately $830 million during 2Q09 and 3Q09 (compared to $500 million included in June 2009 Capital Plan); estimated Tier 1 Common benefit (using 4% level) of more than $30 million

$250
$200
$150
$100
$50
$-
$104
$195
$209
$209
$193
3Q08
4Q08
1Q09
2Q09
3Q09

$80
$60
$40
$20
$-
$30
$44
$67
$70
$49
3Q08
4Q08
1Q09
2Q09
3Q09

ONE
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THE SOUTH | FINANCIAL GROUP

Asset Quality Overview

Nonaccrual loans down 7% to LQ $431.8
million

Slight decline in inflows for last 3
quarters

Mortgage NALs down for the third
consecutive quarter

Specific reserves, which represent likely
losses on existing NALs, are down $21
million

Should be a positive near-term
indicator for commercial losses

30-day past dues down $4.2 million;
increase of 5 bp to 1.91% due to smaller
portfolio size

Florida Commercial past dues down
$20 million; below YE 2008 levels

3Q09 NCOs of $168.6 million, or 7.31% of
average loans annualized

Includes $60 million for related to
sales of problem loans

3Q09 provision of $224.2 million; loan loss
reserve increased to 3.89% at 9/30/09

Exceeded NCOs by $56 million

Nonaccrual Loan Inflows

$ in millions

Specific Allowance for Impaired Loans

$ in millions

⬇
	⬆
	⬇
	⬆
	⬆
	⬇
	⬇

ONE
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THE SOUTH | FINANCIAL GROUP

Loan and Credit Quality Composition

30-Day Past Due

2.22%

1.99%

1.86%

1.91%

1.35%

3.78%

1.00%

3.76%

5.00%

1.45%

1.54%

0.95%

1.23%

%

  --

  --

Change
from
2Q09

$109.1

4.24%

$423

$9,987

     3/31/09

$398.3

2.8

47.1

13.1

10.4

142.4

26.1

44.5

13.2

  $98.7

YTD Net
Charge-
Offs

$120.6

4.99%

$465

$9,306

     6/30/09

$76.1

$168.6

0.6

9.5

5.4

2.5

57.4

9.7

15.9

8.0

$59.6

QTD Net
Charge-
Offs

3.43%

$349

$10,192

     12/31/08

4.87%

$432

100%

$8,874

Total Loans HFI

9.11%

42

   5%

     464

Mortgage1

0.37%

1

   3%

     259

Indirect – Sales finance

0.75%

6

   9%

803

Home equity

0.12%

14.33%

9.81%

3.86%

2.76%

2.66%

NAL %
of  O/S
Balance

82

24%

2,123

Completed income
property

57

7%

583

Commercial
development

86

1,036

   1,270

$ 2,250

O/S
Balance

    1%

12%

  14%

  25%

% of
O/S
Balance

    --

Other1

35

Owner-occupied CRE

  $60

C&I

148

Residential construction

Nonaccrual
Loans HFI

As of Sept. 30, 2009, $ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans. Commercial Development includes Commercial A&D and Commercial Construction.  Residential Construction includes Residential A&D, Residential Construction, Residential Condo, and Undeveloped Land.

1 Mortgage includes Consumer Lot Loans of $161 million.  Other includes Direct Retail and Unsecured Lines.

ONE
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THE SOUTH | FINANCIAL GROUP

Net Charge-offs by Portfolio

$168.6

      8.5

      9.5

83.0

   8.0

$ 59.6

3Q09

$120.6

8.5

11.2

82.1

1.8

$ 17.0

2Q09

Includes $60 million for 3Q09 sales
and resolutions of problem loans

    $ 48.0

Total Net Charge-offs

2nd consecutive quarterly decline in all
3 mortgage categories, due to
working through problematic lot loans

(1.7)

Mortgage

$32 million from 3 ADC relationships;
one resolved via sale

         0.9

Commercial real estate

         --

         6.2

    $ 42.6

         $

  Change

Approximately 60% from home equity

Principally small business and CRE-
related

Includes $20 million for one SNC in
the residential A&D business sold
during 3Q09

Additional $8 million from 2 large CRE
related customers

Includes $7 million from opportunistic
SNC sales

Comments

Consumer

Owner-occupied CRE

C&I

$ in millions

$83
$25
$12
1Q09
2Q09
3Q09

60
12
5
104
109
109
1Q09
2Q09
3Q09

ONE
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THE SOUTH | FINANCIAL GROUP

Targeted Loan Sales

Proceeds from
Problem Loan Sales1

Net Charge-Offs

Loan Sales Increased 3Q09 NCOs

1 Includes note sales and short sales (includes potential
problem loans).

$ in millions

$169

$121

$109

NCOs related to problem loan sales

3Q09 Problem Loan Sales

Summary1

$ in millions

   (19.8)

Less :

Cumulative Pre-Sale NCOs

$   59.7

Additional 3Q09 NCOs Upon
Sale

   (83.1)

Less:

Sales Proceeds

   142.8

Book Balance2

      51%

Sales Proceeds as % Legal
Balance

$ 162.6

Unpaid Principal Balance

3Q09

Loan
Sales

1 Includes sale of 2 largest Residential ADC problem loans

2 Does not reflect 6/30/09 Specific Reserves of
approximately $23 million

Centralized loan sale process gaining traction

Improvement in buyer interest and market
liquidity

Plan to continue to take advantage of market
to move problem loans aggressively

ONE
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THE SOUTH | FINANCIAL GROUP

Completed Income Property Portfolio

SC, $809

  38%

FL, $842

40%

NC, $389

  18%

As of September 30, 2009, $ in millions

Well-diversified by property type

Granular exposures, with average loan size of
$0.5 million; weighted average time to maturity
of 37.2 months

Stable performance with exception of Office
category

Potential weakening on horizon, with an increase
in downgrades noted

Other, $83

  4%

9/30/09

3.9%

3.3%

0.7%

1.3%

2.1%

3.7%

6.8%

5.7%

5.5%

6.6%

NAL %

of O/S
Balance

0.3%

9.1

Office

4.6%

13.6

Hotel

3.1%

12.2

Other

2.1%

0.4

Medical

1.3%

4.7

Retail

3.6%

2.9%

4.1%

6.3%

7.4%

6/30/09

NAL %

$81.9

     Total

5.5

Mixed Use

8.4

Industrial

11.7

Residential 1-4 fam.

$16.3

Multi-Family

NAL $

Residential

  $204, 10%

Retail

$372, 17%

Mixed Use

$262, 12%

By Property Type

Total $2,123 million, or 24% of loans

By Geography

Multi-Family

  $247, 12%

Hotel

  $247, 12%

Industrial

  $226, 11%

Office

  $134, 6%

Other

  $368, 17%

Medical

  $63, 3%

Nonaccrual Loans By Property Type

ONE
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Shared National Credits

Plan to reduce non-core SNCs

Exiting deals when restructured

Amendments to reduce
commitments and improve credit
dynamics

In 3Q09, sold SNC potential problem
loans with sales proceeds of
approximately $37 million on an
unpaid principal balance of $62 million

SNC exam:

Downgrades noted during exam,
increasing potential problem
loans; only one addition to NAL
resulting from exam

Secondary market pricing continuing
to improve and availability of
exit/restructure credit also improved

Committed:

Outstanding:

SNCs, Period-End

$1,105

854

$251

$599

480

$119

2Q09

$(43)

$1,062

   Total

(68)

786

Non-core

    $  25

$276

Core

$(84)

$515

   Total

(97)

383

Non-core

    $  13

$132

Core

$
Change

3Q09

SNCs Outstanding, $515 million1

By Category

As of September 30, 2009, $ in millions

C&I, $316

  61%

CRE, $199

  39%

ONE
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THE SOUTH | FINANCIAL GROUP

Mortgage Banking Portfolio

Continued improvement in
mortgage portfolio

NALs decrease of $7
million linked-quarter
across all mortgage
categories; third
consecutive quarter of
declines in total

Decline in net loan
charge-offs across all
mortgage categories

Reduced balances in Lot
Loans and Construction
Perm by $242 million
(57%) since Y/E 2007

Mortgage restructured loans
of $9.3 million (excluded
from NALs) from working
with borrowers to do loan
modifications

$ in millions

1   SIVA = Stated Income Verified Assets

$    1.7

$  10.0

26.17%

0.00%

4.07%

$  38.2

$    6.5

$  20.8

11.68%

0.27%

4.86%

$178.2

$   3.1

$ 18.0

6.26%

2.73%

1.68%

$288.4

2Q09

$    3.5

$  10.2

21.90%

0.00%

2.60%

$  47.4

$  17.1

$  21.8

11.00%

0.16%

5.95%

$198.0

$   5.6

$ 20.9

7.25%

0.51%

8.67%

$289.3

1Q09

$   1.0

$ 12.8

20.02%

0.00%

5.22%

$ 64.0

$   8.9

$ 29.9

13.20%

1.84%

6.34%

$225.5

$   1.8

$ 16.3

5.59%

3.41%

7.90%

$290.7

4Q08

$    9.9

NAL $

$  16.4

NAL $

  $ 15.9

NAL $

Construction Perm:

$  22.2

Balance

3.69%

30-89 DPD

0.00%

90+ DPD

44.5%

NAL %

$    1.0

NCO $

Lot Loans:

 $161.2

Balance

3.43%

30-89 DPD

0.24%

90+ DPD

10.18%

NAL %

$    5.6

NCO $

SIVA1Alt-A:

  $   2.9

NCO $

5.69%

NAL %

2.31%

90+ DPD

1.54%

30-89 DPD

$280.1

Balance

3Q09

ONE
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Other Real Estate Owned

OREO, $111.7 million1

By Geography

As of September 30, 2009

Accelerating pace of OREO sales

Carrying value of approximately 53% of
original loan amount

  $94

  (10)

  (12)

      44

    $74

2Q09

$74

  --

   (3)

     32

   $45

1Q09

  (8)

  (25)

-  OREO sales

  27

  44

+ Additions

  --

(1)

-  Write downs

  $45

$112

Ending balance

$94

3Q09

$26

Beg. balance

4Q08

# of Months in OREO

FL, 39%

NC, 38%

SC, 21%

Other, 2%

0-3 mos,

34%

Note:  Numbers may not add due to rounding                                                      1   Based on $ balances in OREO; geography reflects property zip code

3-6 mos,

28%

6-9 mos,

18%

9-12 mos,

11%

>12 mos,

9%

OREO Flows

$ in million

ONE
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3Q09 Operating Results

91.0

$     21.8

$  (59.6)

$(130.5)

131.3

0.8

22.4

23.2

90.4

27.7

$     85.9

2Q09

In 2Q09, OREO reappraisals/policy change to write
properties down to 70% of appraised value

4.3

OREO/LHFS losses

Exceeded NCOs by $56 million; allowance at 3.89%

224.2

Provision for credit losses

$11.9 million for the value of common shares issued as
inducement for early conversion (vs. $14 million 2Q09)

$     17.3

Preferred stock dividends and
other

In 3Q09, recorded $200 million non-cash valuation
allowance for deferred tax assets

  $   123.3

Income tax expense (benefit)

174.4

$(206.4)

17.8

22.1

84.4

26.5

$     80.0

3Q09

Pre-tax, pre-provision operating
income1

Pre-tax, pre-credit operating
income1

Issuance of shares associated with capital actions

Weighted avg. shares

Pre-tax operating loss1

Declines in most categories, expenses related to
ancillary businesses sold, and FTEs down 6.4% LQ

Operating noninterest expenses,
excluding OREO/LHFS losses1

Higher customer fee income; lower mortgage banking
income and revenues from ancillary businesses sold

Operating noninterest income1

$792 million decline in avg. earning assets (reductions
of non-core loans); 3Q09 NIM of 2.93%, down 3 bps

Net interest income

Comments

1   Excludes non-operating items.  Net loss available to common shareholders totaled $(340.8) million for 3Q09 and $(111.5) million for 2Q09.  Net loss per diluted share totaled $(1.95) for 3Q09 and $(1.23) for 2Q09.  See slide 14 for non-operating items.  Reconciliations of GAAP to non-GAAP measures are provided on page 15, 3Q09 Quarterly Financial Data Supplement available in the Investor Relations section of TSFG’s web site,
www.thesouthgroup.com.

In millions, except per share data

ONE
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3Q09 – Unusual Items

$  (123.3)

Valuation allowance for DTA (income tax expense)

Recorded income tax expense, which includes $200 million non-
cash charge to establish a valuation allowance for the deferred tax assets (net DTA at 9/30/09 of $3.6 million)

   $         --

Goodwill impairment

3Q09 analysis for $202 million of goodwill as of 9/30/09 related to Carolina First banking segment (SC and NC banking
operations) indicated no charge for 3Q09

X

$     (0.7)

Impairment of long-lived assets (closing office locations)

X

$     (0.3)

Loss on securities

Included in:

     (11.9)

   $       7.2

$

Amount

Inducement for early conversion of preferred stock

Compared to $14.0 million in 2Q09 and $6.5 million in 1Q09
(EPS purposes only; no capital impact)

$4.65 million of Series 2008 Preferred outstanding as of 9/30/09

Non-Operating Items:

Operating Items:

X

Noninterest
Income

Noninterest
Expenses

Gain on sale of ancillary businesses

Included gain on sale of merchant processing portfolio of $7.6 million less loss on sale of Koss Olinger of $0.3 million

$ in millions

ONE
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THE SOUTH | FINANCIAL GROUP

Capital Position

9.30%

9.81%

9.75%

TCE plus reserves to risk-
weighted assets

6.05%

6.07%

5.25%

Tangible common equity (TCE) to
tangible assets

9.17%

12.55%

11.01%

10.30%

13.65%

12.36%

5.31%

6/30/09

5.64%

5.59%

Tier 1 common to risk-weighted
assets

8.34%

11.70%

10.14%

9.22%

12.49%

11.19%

9/30/091

5%

10%

6%

5%

10%

6%

Well
Capitalized
Minimum

8.79%

11.75%

10.10%

10.55%

13.53%

12.10%

3/31/09

Total risk-based

Leverage

CAROLINA FIRST BANK

Tier 1 risk-based

Total risk-based

Leverage

Tier 1 risk-based

THE SOUTH FINANCIAL GROUP

1 Estimated for calculation of regulatory ratios

ONE
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Smaller, More Focused Balance Sheet

(714)

3,845

3,513

3,302

3,131

Customer CDs/Sweeps

Funding:1

15.7%

16.0%

15.5%

18.0%

% Securities to Assets

(517)

3,750

3,730

3,195

3,233

Wholesale borrowings

35.3%

37.0%

40.2%

41.6%

Core deposits as % of total
funding

$4,540

$12,301

1,209

2,218

1,624

$7,250

3Q09

$395

$4,145

$4,259

$4,361

Core deposits

Assets:

$(1,301)

$13,602

$13,285

$12,588

     Total assets

1,280

2,130

2,685

$7,507

4Q08

(1,061)

2,455

1,920

Total non-core loans HFI

88

2,124

1,950

Securities

(71)

1,174

1,332

Other

$(257)

Change
vs. YE ‘08

$7,532

1Q09

$7,386

Total core loans HFI

2Q09

$ in millions

Period-End Assets

1 Core deposits includes total deposits less certificates of deposit.  Wholesale borrowings include borrowings plus brokered deposits less customer sweep accounts.  Total funding equals total deposits plus borrowings.

4.0%
3.0%
2.0%
1.0%
0.0%
3.08%
2.97%
2.83%
2.96%
2.93%
3Q08
4Q08
1Q09
2Q09
3Q09

50
40
30
20
10
-
23
32
34
34
37
3Q08
4Q08
1Q09
2Q09
3Q09

ONE
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THE SOUTH | FINANCIAL GROUP

3Q09 NIM of 2.93%, down 3 bps, due to
liquidity positioning offsetting customer
funds improvement

Improvement in customer funding costs of
23 bps from core deposit growth, better
deposit mix, and disciplined pricing

Proactive liquidity positioning resulted in a
32 basis point increase on wholesale
borrowing costs (or 9 bp negative NIM
impact) related to lengthening maturities
and higher excess cash balances

3Q09 net yield on core loans of 4.60% vs.
3.87% for non-core loans, excluding the
impact of hedging instruments

Positive repricing on customer CDs:

Downward pressure from swaps/floors with
a $855 million notional amount and 2.16%
3Q09 average spread, maturing over 4Q09

Net Interest Margin

Net Interest Margin (FTE)

1 Reflects the impact of the carry of nonaccrual loan
balances and interest reversals

bp

2.73%

2,191

Beyond 4Q09

3.11%

659

4Q09

Avg.
Yield %

Balance $

Maturing in

Credit-related Impact on NIM1

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Liquidity

By Maturity

$3,987

$3,233

$2,313

$920

Total wholesale borrowings

--

  2,099

1,196

    903

Brokered CDs

139

    762

753

      9

FHLB advances

239

125

--

$      --

> 1 year

    239

    125

    8

  $       --

Total

--

1,201

2,647

$      --

Unused

Secured
Capacity

   --

Repurchase agreements

--

   8

$  --

1 year or
less

Other

Fed Reserve and T,T&L

Fed funds purchased

As of September 30, 2009, $ in millions

$4.0 billion

at 6/30/09

Wholesale Borrowings

Lengthening maturities

No overnight or TAF borrowings at 9/30/09

Includes $278 million in excess cash at Federal Reserve at 9/30/09

Parent company cash of $60 million at 9/30/09, which covers obligations through early 2012

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Operating Noninterest Income

  (1.6)

(0.8)

1.0

0.2

  (0.6)

Customer swap income, net

  0.2

  (0.9)

      0.9

    2.0

   1.1

Mortgage banking income

$ Change

$(1.2)

(0.9)

0.5

0.2

  (0.2)

  (0.2)

$ 1.1

3Q09 vs.
2Q09

  (0.3)

      0.9

    0.8

    0.6

Merchant processing income, net

  $26.5

   1.6

1.6

    2.8

    5.3

$14.1

3Q09

  1.8

(0.2)

1.1

Gain/(loss) on hedging derivative
activities

  (0.1)

     2.9

    2.6

Bank-owned life insurance

  (1.9)

      7.2

    5.5

Wealth management income

  (0.3)

1.9

   2.5

Other

$(2.9)

   $29.4

  $27.7

   Operating noninterest income1

$(0.7)

3Q09 vs.
3Q08

  $14.8

3Q08

$13.0

2Q09

Customer fee income

$ in millions

Decline in mortgage banking income from lower mortgage originations and a reduction from sales of ancillary businesses (by approximately $1 million, which also reduced noninterest expenses by a similar amount)

Customer fee, wealth management, and mortgage banking income comprise approximately 77%
of operating noninterest income

1   Excludes non-operating items.  Total noninterest income was $33.5 million for 3Q09, $32.3 million for 2Q09, and $28.7 million for 3Q08.  See slide 24 for non-operating items.  Reconciliations of GAAP to non-GAAP measures are provided on page 15 of the Quarterly Financial Data Supplement for 3Q09 available in the Investor Relations section of TSFG’s web site, www.thesouthgroup.com.

$120
$100
$80
$60
$40
$20
$-
8.3
81.4
8.0
84.1
11.5
78.1
36.1
76.7
17.4
71.4
3Q08
4Q08
1Q09
2Q09
3Q09

3,000
2,500
2,000
1,500
1,000
500
-
2,535
2,505
2,430
2,345
2,196
3Q08
4Q08
1Q09
2Q09
3Q09

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Down 12%

since YE
2008

-6.0

Credit-related costs2   and FDIC insurance

All Other (down $12.7, or 15% YTD)

Continuing Noninterest Expense Control

1   Excludes non-operating items. Total noninterest expenses were $94.2 million for 3Q08, $342.1 million for 4Q08, $90.2 million for 1Q09, $136.2
million for 2Q09, and $89.5 million for 3Q09.   See slide 25 in the Appendix for reconciliations of GAAP to non-GAAP measures.

2   Credit–related costs include loan and foreclosed asset expense, gain/loss on nonmortgage loans held for sale, and gain/loss on OREO.

$112.8

$88.8

$89.7

$92.1

Operating Noninterest Expenses1

$ in millions

$89.6

+2.7

-1.4

# of Employees (FTEs)

-5.3

Lowest level of FTEs in 5 years (2,324 at 9/30/04)

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Outlook

Operating environment and results will remain challenging heading into 2010

Continued progress in execution of strategic actions

Credit losses related to residential construction exposures begin to decline slowly;
provisioning and total NCOs will depend upon continuing economic developments, particularly in completed income property and C&I portfolios

Focus on accelerating problem and potential problem loan sales as market liquidity and pricing improves in order to accelerate return to profitability

Stable margin due to pricing initiatives on both the loan and deposit side, partially offset by overall credit impact, maturing swaps/floors, and liquidity positioning

Net interest income will be impacted by non-core loan reductions, partially offset by increasing level of investment securities up to $2.35 billion range in 4Q09

Continued focus on reducing controllable noninterest expense in order to combat expense headwinds from loan collection cost (which acceleration of resolution through loan sales would reduce) and FDIC insurance

Increase in weighted average shares outstanding to reflect Capital Plan actions

Continued strategic reduction in non-core loan portfolio, to be offset by growth in lending to core customers when loan demand returns

Focus on cross sell, customer satisfaction, and other measures that support our strategic positioning

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

3Q09 Execution of Strategic Actions

9/30/09 tangible common equity ratio of 5.25% reflects 154 bps decline for DTA valuation allowance; June capital plan substantially complete, which raised a net $210 million (~55 million common shares) in Tier 1 common since 6/30/09

Strengthened liquidity – lengthened maturities, higher excess cash at Federal Reserve

Capital/
Liquidity

Accelerated resolution of problem loans through 3Q09 loan sales and resolutions with
$83 million of net proceeds on legal balance of $163 million; NCOs increased to $168.6 million, including $60 million for sales and resolutions of problem loans

Decline in nonperforming loan balances to $432 million (down 7%)

Increased loan loss reserve to 3.89% at 9/30/09

Reduced controllable operating expenses; excluding impact of credit-related/FDIC, declined $5.3 million, or 6.9%, LQ across most categories

Reduced FTEs to 2,196 at 9/30/09; down 12% since Y/E 2008

Net interest margin of 2.93%, down 3 bps LQ, primarily due to liquidity positioning

Improved customer funding costs from enhanced deposit mix, disciplined pricing, and downward pricing of CDs upon renewal

Net interest income decreased $5.9 million from lower average earning assets

Reduced exposure to non-core loan categories by $295 million ($1.1 billion YTD reduction to $1.6 billion at 9/30/09)

Increased core deposits as % total funding to 42% from 35% at Y/E 2008

Period-end core deposit growth, up 4.1% LQ, with growth in last 4 quarters

Increased income from service charges on deposit accounts

Decline in mortgage banking income from lower originations

Hired leadership for new SBA lending unit

Credit

Balance Sheet
Management

Net Interest
Margin

Noninterest
Expenses

Noninterest
Income

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

3Q09 Non-Operating Items

--

--

          7.2

Gain on sale of ancillary businesses

$(1.95)

$(340.8)

$(200.2)

--

--

--

--

(0.7)

(0.3)

$(206.4)

3Q09

          0.1

          3.0

Gain on early extinguishment of debt

(4.6)

(0.8)

Employment contracts and severance

--

(2.5)

Goodwill impairment

--

(5.7)

FDIC special assessment

--

(17.4)

Impairment of long-lived assets

Non-operating noninterest expenses:

Non-operating noninterest income:

$(0.43)

$(31.2)

$(54.5)

(0.7)

$(49.3)

3Q08

$(111.5)

Net loss (GAAP) available to common shareholders

$(149.3)

Pre-tax loss (GAAP)

$(130.5)

Pre-tax operating loss

$(1.23)

Per diluted share

           4.6

2Q09

Gain (loss) on securities

Reconciliations of GAAP to non-GAAP measures are provided on page 15 of the Quarterly Financial Data Supplement for 3Q09 available in the Investor Relations section of TSFG’s web site, www.thesouthgroup.com.

$ in millions, except per share data

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Reconciliations of GAAP to Non-GAAP Measures

--

0.3

1.8

9.5

--

Loss on nonmortgage loans held for sale

3.0

3.4

4.7

6.5

6.2

Regulatory assessments

4.5

4.6

4.9

7.2

6.8

Loan collection and foreclosed asset expense

0.8

(0.3)

0.1

12.9

4.4

Loss (gain) on OREO

$81.4

$84.1

$78.1

$76.7

$71.4

Operating noninterest expense, excluding credit-
related costs and FDIC insurance

$89.5

--

--

--

--

--

--

0.7

88.8

3Q09

$90.2

0.7

--

(0.1)

--

--

--

--

89.6

1Q09

$94.2

--

--

(0.1)

4.6

--

--

--

89.7

3Q08

$342.1

--

1.1

1.7

9.6

237.6

--

--

92.1

4Q08

$136.2

--

--

(3.0)

0.8

2.5

5.7

17.4

112.8

2Q09

(Gain) loss on early extinguishment of debt

FDIC special assessment

Impairment of long-lived assets

Loss on derivative collateral

Employment contracts and severance

Goodwill impairment

Loss on repurchase of auction rate securities

Noninterest Expense:

      Total noninterest expense

Operating noninterest expense

$ in millions

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Reconciliations of GAAP to Non-GAAP Measures

4.60%

$85.0

$7,327.2

Core
Loans

3.87%

$17.7

$1,819.5

Non-Core
Loans

$9,146.7

Avg. loans held for investment, 3Q09

4.46%

$102.7

(9.9)

$112.7

Total

Loan interest income, excluding the impact of
hedging instruments

Less: Positive impact of hedging instruments

Net yield on loans, excluding the impact of
hedging instruments (annualized):

Loan interest income, excluding hedging
instruments as % avg. loans held for
investment, 3Q09

Loan interest income, 3Q09

$ in millions

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Credit Quality Trends - Commercial

2.71%

$52.5

16.55%

$191

$1,153

2Q09

4.99%

$32.6

14.65%

$181

$1,235

1Q09

4.68%

$14.4

6.95%

$40

$585

2Q09

1.50%

$1.9

8.17%

$49

$606

1Q09

0.88%

$15.2

3.64%

$78

$2,135

2Q09

1.32%

$13.4

3.24%

$72

$2,202

1Q09

0.91%

$1.8

1.84%

$24

$1,315

2Q09

0.69%

$3.4

1.50%

$19

$1,285

1Q09

1.37%

$17.0

3.15%

$77

$2,429

2Q09

1.23%

$22.1

1.58%

$42

$2,646

1Q09

3Q09

3Q09

3Q09

3Q09

3Q09

14.33%

9.81%

3.86%

2.76%

2.66%

NAL % of
O/S
Balance

  $57.4

    $9.7

    $15.9

    $8.0

  $59.6

QTD Net
Charge-offs

5.00%

1.45%

1.54%

0.95%

1.23%

30-day past
due %

    $82

   $2,123

Completed income

     $57

     $583

Commercial development

   $1,036

   $1,270

$ 2,250

Outstanding
Balance

      $35

Owner-occupied CRE

  $60

C&I

  $148

Residential construction

Nonaccrual
Loans HFI

$ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans.

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Credit Quality Trends - Consumer

1.35%

    $0.6

0.12%

     $ --

      $86

3Q09

Other2

1.28%

$0.9

0.09%

$ --

$87

2Q09

4.64%

$11.2

9.68%

$49

$505

2Q09

7.44%

$26.3

9.90%

$53

$535

1Q09

2.01%

$4.5

0.61%

$5

$811

2Q09

0.90%

$3.2

0.77%

$6

$813

1Q09

3.54%

$3.1

0.23%

$1

$286

2Q09

1.62%

$4.8

0.09%

$1

$574

1Q09

1Q09

3Q09

3Q09

3Q09

3.78%

    $9.5

9.11%

    $42

      $464

Mortgage2

3.76%

    $2.5

0.37%

      $1

      $259

Indirect–sales finance1

1.00%

    $5.4

0.75%

      $6

      $803

Home equity

0.16%

NAL % of
O/S
Balance

$1.4

QTD Net
Charge-offs

1.50%

30-day
past due %

$91

Outstanding
Balance

$ --

Nonaccrual
Loans HFI

$ in millions

HFI = Held for Investment; 30-day past due % of outstanding balance excludes nonaccrual loans

1   Sold approximately $230 million in June 2009

2   Mortgage includes Consumer Lot Loans.  Other includes Direct Retail and Unsecured Lines.

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Residential Construction by Geography

$142.4

$42.7

$8.8

$90.9

4.3

10.4

31.3

$44.9

YTD Net
Charge-
Offs

2.71%

$52.5

16.55%

$191

$1,153

     6/30/09

4.99%

$32.6

14.65%

$181

$1,235

     3/31/09

6.61%

$29.7

11.17%

$44

39%

$397

Total SC, 9/30/09

1.33%

$9.6

18.76%

$82

38%

$437

     6/30/09

3.67%

$3.7

7.57%

$19

21%

$244

     6/30/09

4.27%

$29.2

21.11%

$88

40%

$418

Total FL, 9/30/09

3.49%

$39.2

19.17%

$90

41%

$472

     6/30/09

5.00%

$57.4

14.33%

$148

100%

$1,036

Overall Total,
9/30/09

4.93%

$24.5

11.24%

$142

$1,263

     12/31/08

3.49%

$(1.6)

7.22%

$16

21%

$221

Total NC, 9/30/09

17.11%

38.8%

10.89%

24.61%

NAL %
of  O/S
Balance

0.2

2.8

14.0

$12.2

QTD Net
Charge-
offs

0.06%

2.15%

8.02%

4.19%

30-day

past due
%

12

11%

115

FL residential A&D

18

5%

47

FL residential
construction

75

$181

O/S

Balance

7%

17%

% of
Resid.
Constr.

13

FL residential condo

$45

FL undeveloped land

FL Residential Construction:

Nonaccrual
Loans HFI

As of Sept. 30, 2009, $ in millions

30-day past due % of outstanding balance excludes nonaccrual loans; see slide 30 for detail for NC and SC

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Residential Construction by Geography

$9.6

$29.7

0.1

12.3

12.8

$ 4.6

$3.7

$(1.6)

--

(1.4)

(0.5)

$0.3

QTD Net
Charge-
offs

SC Residential Construction:

-- %

6.0

34.53%

26

7%

74

SC residential condo

-- %

13.5

3.92%

  3

7%

78

SC residential
construction

13.65%

18.7

10.95%

15

13%

136

SC residential A&D

7.05%

$ 4.5

0.65%

$1

11%

$109

SC undeveloped land

6.61%

$42.7

11.17%

$44

38%

$397

Total SC, 9/30/09

1.33%

18.76%

$82

38%

$437

     6/30/09

3.49%

$8.8

7.22%

$16

21%

$221

Total NC, 9/30/09

3.67%

7.57%

$19

21%

$244

     6/30/09

0.71%

7.33%

9.28%

2.99%

NAL %
of  O/S
Balance

0.1

2.3

5.5

$0.9

YTD Net
Charge-
offs

-- %

3.51%

5.06%

-- %

30-day

past due
%

13

13%

140

NC residential A&D

  1

2%

18

NC residential
construction

11

$52

O/S

Balance

1%

5%

% of
Resid.
Constr.

--

NC residential condo

$  2

NC undeveloped land

NC Residential Construction:

Nonaccrual
Loans HFI

30-day past due % of outstanding balance excludes nonaccrual loans.

As of Sept. 30, 2009, $ in millions

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Commercial Nonaccruals – Net Balance

$382

  148

57

    82

      35

  $60

9/30/09
Nonaccrual
Loan
Balance

$333

  131

     44

    71

      32

  $55

Net
Balance
Less
Specific
Reserve

61%

$49

$161

$543

Total Commercial

60%

53%

64%

74%

62%

Net
Balance
as % of
Unpaid
Principal

    10

    29

111

Completed income
property

     13

     26

     83

Commercial
development

  218

      44

  $88

Unpaid
Principal1

  70

      8

  $28

Cumulative
Net
Charge-
offs2

  17

Residential
construction

      3

Owner-occupied
CRE

  $5

C&I

9/30/09
Specific
Reserve3

$ in millions

-

=

-

=

Note: Numbers may not add due to rounding.

1   Outstanding balance at default

2   Typically charge-down at nonaccrual to approximately 80% of most recent appraised value

3   Additional specific reserves are established as necessary based on estimated disposal costs, estimated holding period and current market and economic conditions; recognized as charge-offs when realized.  However, these amounts do not include the qualitative components within the overall allowance for credit loans.

62% at

6/30/09

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Indirect – Sales Finance Portfolio

As of September 30, 2009, $ in millions

In 5/08, ceased production in Florida

Effective 1/09, offered only through
relationship dealerships in NC and SC

In 6/09, sold $230 million of indirect loans
to a third party financial institution for a
small gain

Toyota

  32%

Summary Statistics

69%

71%

66%

New %

31%

29%

34%

Used %

$681

$429

$252

9/08 Balance

68%

32%

660

711

$259

Total

71%

62%

Foreign %

29%

38%

Domestic %

657

665

Current FICO

707

719

Orig FICO

$156

$103

9/09 Balance

FL

NC/SC

30-day Past Dues, By Auto Make (Top 10)

Total $259 million, or 3% of loans

By Auto Make

4.79%

7

Hyundai

5.62%

6

Scion

4.20%

$217

   Top 10

3.37%

7

Jeep

4.60%

11

Nissan

4.81%

18

Dodge

4.09%

18

Ford

3.98%

21

Kia

5.57%

22

Chevrolet

3.45%

25

Honda

3.87%

$82

Toyota

30-day %

O/S$

Honda

  10%

Ford

  7%

Other

  28%

Chevrolet

  8%

Dodge

  7%

Kia

  8%

ONE
One Team. One Bank. One Mission.
THE SOUTH | FINANCIAL GROUP

Home Equity Lines/Loans Portfolio

SC, $331

  42%

FL, $261

33%

NC, $127

  16%

As of September 30, 2009, $ in millions

Originated in-market by TSFG sales force;
no broker loans

Strong FICO scores

Conservative LTV position and usage
amounts

Not pushed as a growth product

Home Equity Portfolio = HE Line and HE Loan portfolios

Geography based on customer address

Other, $76

  9%

Summary Statistics

  NA

  NA

71%

WAvg Util %1

69%

56%

44%

721

729

$795

Total

65%

70%

Orig WAvg LTV %

16%

66%

2ndLien %

84%

34%

1stLien %

704

725

Current FICO

710

733

Orig FICO

$154

$641

Balance $

Loans

Lines

2008, $113

  14%

2007, $146

  18%

2006, $122

  15%

2004 or before

$262, 33%

2005, $116

15%

By Vintage

Total $795 million, or 9% of loans

By Geography

2009, $36

  5%

1   Includes HE lines with balances greater than zero

For more information:

INVESTOR RELATIONS
investor@thesouthgroup.com
www.thesouthgroup.com

Current as of 11/9/09